Exhibit 99.2

1 NASDAQ: RILY Fourth Quarter 2020 Supplemental Financial Data February 25, 2021

2 2 Reconciliation of U.S. GAAP to Non - GAAP Measures (Unaudited, dollars in thousands) Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Adj. EBITDA and Operating Adj. EBITDA Reconciliation Net income (loss) attributable to B. Riley Financial, Inc. $17,129 $(98,665) $83,840 $48,379 $171,594 EBITDA Adjustments: Provision (benefit) for income taxes 7,842 (37,539) 32,208 18,711 62,060 Interest expense 15,075 15,654 16,509 16,374 16,712 Interest income (248) (246) (224) (67) (27) Share based payments 5,640 5,322 4,167 4,778 4,321 Depreciation and amortization 4,831 4,956 4,923 4,886 4,604 Restructuring costs — — — 1,557 — Impairment of tradenames — 4,000 8,500 — — Transactions related costs and other — 10,454 (1,660) (485) 1,222 Total EBITDA Adjustments 33,140 2,601 64,423 45,754 88,892 Adjusted EBITDA $50,269 $(96,064) $148,263 $94,133 $260,486 Operating EBITDA Adjustments: Trading (income) losses and fair value adjustments on loans (34,733) 182,442 (114,547) (31,753) (140,160) Other investment related expenses 858 (15,470) 13,040 4,842 6,461 Total Operating EBITDA Adjustments (33,875) 166,972 (101,507) (26,911) (133,699) Operating Adjusted EBITDA $16,394 $70,908 $46,756 $67,222 $126,787

3 3 Operating Income Summary 1. Other investment related expenses. (Unaudited, dollars in thousands) Operating Investment Combined Operating Investment Combined Revenues: Services and fees $ 237,270 - $ 237,270 $ 667,069 - $ 667,069 Trading income and fair value adjustments on loans - 140,160 140,160 - 104,018 104,018 Interest income – loans & securities lending 30,116 - 30,116 102,499 - 102,499 Sale of goods 2,660 - 2,660 29,135 - 29,135 Total revenues $ 270,046 $ 140,160 $ 410,206 $ 798,703 $ 104,018 $ 902,721 Operating expenses: Direct cost of services $ 9,250 - $ 9,250 $ 60,451 - $ 60,451 Cost of goods sold 1,018 - 1,018 12,460 - 12,460 Selling, general and administrative expenses 130,627 6,461 (1) 137,088 419,664 8,873 (1) 428,537 Restructuring charges - - - 1,557 - 1,557 Impairment of tradenames - - - 12,500 - 12,500 Interest expense – securities lending & loan participation sold 11,782 - 11,782 42,451 - 42,451 Total operating expenses $ 152,677 $ 6,461 $ 159,138 $ 549,083 $ 8,873 $ 557,956 Operating income $ 117,369 $ 133,699 $ 251,068 $ 249,620 $ 95,145 $ 344,765 Three Months Ended December 31, 2020 Year Ended December 31, 2020

Quarterly Operating Revenue and Operating Adjusted EBITDA

Operating Revenue and Operating Adjusted EBITDA (1)(3)(5)(6)



Operating Revenue
Operating Adj. EBITDA
$130.5M
$16.4M
$182.2M
$70.9M
$151.9M
$46.8M
$194.5M
$67.2M
$270.0M
$126.8M
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020

Quarterly Revenue and Adjusted EBITDA

(Dollars in thousands)	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Operating Revenue [1]	$130,504	$182,236	$ 151,921	$ 194,500	$ 270,046
Investment Gains (Loss) [2]	34,733	(182,442)	114,547	31,753	140,160
Total Revenue	$165,237	$(206)	$ 266,468	$ 226,253	$ 410,206

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Operating Adjusted EBITDA [3]	$16,394	$70,908	$46,756	$67,222	$126,787
Investment Adjusted EBITDA [4]	33,875	(166,972)	101,507	26,911	133,699
Adjusted EBITDA [5][6]	$50,269	$(96,064)	$148,263	$94,133	$260,486

1. Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.
2. Investment Gains (Loss) is defined as Trading Income (Losses) and Fair Value Adjustments on Loans.
3. Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (Losses) and Fair Value Adjustments on Loans and (ii) other investment related expenses.
4. Investment Adjusted EBITDA is defined as Trading Income (Losses) and Fair Value Adjustments on Loans, less other investment related expenses.
5. Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring costs, share-based payments, impairment of tradenames, and transaction related and other costs.
6. For a reconciliation to GAAP financial measures, please see slide 2.

B RILEY Financial | 4

Cash and Investments Summary

(Dollars in thousands)	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Cash and Cash Equivalents	$104,268	$124,231	$ 106,253	$ 169,676	$ 103,602
Restricted Cash	471	471	471	1,410	1,235
Due from Clearing Brokers, net	23,818	5,753	29,089	19,589	(6,583)
Advances Against Customer Contracts	27,347	11,121	1,413	900	200
Securities and Other Investments Owned					
Equity Securities	353,162	234,867	341,515	392,674	697,288
Corporate Bonds	19,020	18,429	5,375	5,956	3,195
Other Fixed Income Securities	8,414	5,243	2,768	3,557	1,913
Partnership Interests and Other	27,617	29,247	49,386	57,293	74,923
Securities Sold Not Yet Purchased	(41,820)	(14,298)	(9,804)	(48,125)	(10,105)
Loans Receivable, net of Loan Participation Sold	256,708	313,894	311,408	330,420	373,373
Other Equity Investments and Deposits [1]	54,855	48,765	61,588	58,389	59,612
Total Cash, Net Securities, and Other	$833,860	$777,723	$899,462	$991,739	$1,298,653

Debt Summary

(Dollars in thousands)	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Term Loan	$66,666	$61,932	$ 57,195	$ 52,452	$ 74,213
Notes Payable	38,167	714	714	714	37,967
Senior Notes Payable, net	688,112	853,523	854,037	854,926	870,783
Total Debt	792,945	916,169	911,946	908,092	982,963
Total Cash and Investments, Net of Debt	$40,915	$(138,446)	$(12,484)	$83,647	$315,690

1. Other equity investments and investment related deposits reported in prepaid and other assets.

B RILEY Financial | 5

6 6 Condensed Consolidated Balance Sheets (Dollars in thousands) December 31, 2020 (Unaudited) December 31, 2019 Cash and cash equivalents $103,602 $104,268 Restricted cash 1,235 471 Due from clearing brokers 7,089 23,818 Securities and other investments owned, at fair value 777,319 408,213 Securities borrowed 765,457 814,331 Accounts receivable, net 46,518 46,624 Due from related parties 986 5,832 Advances against customer contracts 200 27,347 Loans receivable, at fair value 390,689 43,338 Loans receivable, at cost — 225,848 Prepaid expenses and other assets 87,262 81,808 Operating lease right - of - use assets 48,799 47,809 Property and equipment, net 11,685 12,727 Goodwill 227,046 223,697 Other intangible assets, net 190,745 220,525 Deferred tax assets, net 4,098 31,522 Total assets $2,662,730 $2,318,178 Accounts payable $2,722 $4,477 Accrued expenses and other liabilities 168,478 130,714 Deferred revenue 68,651 67,121 Deferred tax liabilities, net 34,248 — Due to related parties and partners 327 1,750 Due to clearing brokers 13,672 — Securities sold not yet purchased 10,105 41,820 Securities loaned 759,810 810,495 Mandatorily redeemable noncontrolling interests 4,700 4,616 Operating lease liabilities 60,778 61,511 Notes payable 37,967 38,167 Loan participations sold 17,316 12,478 Term loan 74,213 66,666 Senior notes payable, net 870,783 688,112 Total liabilities $2,123,770 $1,927,927 Total B. Riley Financial, Inc. stockholders' equity 512,586 360,660 Noncontrolling interests 26,374 29,591 Total equity 538,960 390,251 Total liabilities and equity $2,662,730 $ 2,318,178

7 7 Condensed Consolidated Statements of Income (Dollars in thousands, except share data) Three Months Ended Year Ended December 31, December 31, 2020 2019 2020 2019 ( Unaudited ) ( Unaudited ) ( Unaudited ) Revenues: Services and fees $237,270 $103,518 $667,069 $460,493 Trading income and fair value adjustments on loans 140,160 34,733 104,018 106,463 Interest income - Loans and securities lending 30,116 23,074 102,499 77,221 Sale of goods 2,660 3,912 29,135 7,935 Total revenues 410,206 165,237 902,721 652,112 Operating expenses: Direct cost of services 9,250 17,109 60,451 58,824 Cost of goods sold 1,018 3,740 12,460 7,575 Selling, general and administrative expenses 137,088 97,256 428,537 385,219 Restructuring charge — — 1,557 1,699 Impairment of tradenames — — 12,500 — Interest expense - Securities lending and loan participations sold 11,782 9,565 42,451 32,144 Total operating expenses 159,138 127,670 557,956 485,461 Operating income 251,068 37,567 344,765 166,651 Other income (expense): Interest income 27 248 564 1,577 (Loss) income from equity investments (478) 2,618 (623) (1,431) Interest expense (16,712) (15,075) (65,249) (50,205) Income before income taxes 233,905 25,358 279,457 116,592 Provision for income taxes (62,060) (7,842) (75,440) (34,644) Net income 171,845 17,516 204,017 81,948 Net income (loss) attributable to noncontrolling interests 251 387 (1,131) 337 Net income attributable to B. Riley Financial, Inc. $171,594 $17,129 $205,148 $81,611 Preferred stock dividends 1,480 264 4,710 264 Net income available to common shareholders $170,114 $16,865 $200,438 $81,347 Basic income per common share $6.72 $0.64 $7.83 $3.08 Diluted income per common share $6.55 $0.59 $7.56 $2.95 Weighted average basic common shares outstanding 25,331,918 26,547,023 25,607,278 26,401,036 Weighted average diluted common shares outstanding 25,966,501 28,412,871 26,508,397 27,529,157

8 8 Condensed Consolidated Statements of Cash Flows (Dollars in thousands) Year Ended December 31, 2020 2019 (Unaudited) Cash flows from operating activities: Net income $204,017 $81,948 Adjustments to reconcile net income to net cash provided by (used in) operating activities: Depreciation and amortization 19,369 19,048 Provision for doubtful accounts 3,385 2,126 Share - based compensation 18,588 15,916 Fair value adjustments, non - cash 21,954 12,258 Non - cash interest and other (16,810) (12,267) Effect of foreign currency on operations (460) (78) Loss from equity investments 623 1,431 Dividends from equity investments 1,343 3,194 Deferred income taxes 61,619 10,874 Impairment of leaseholds and intangibles, lease loss accrual and gain on disposal of fixed assets 14,107 (286) Gain on extinguishment of debt (1,556) — Income allocated and fair value adjustment for mandatorily redeemable noncontrolling interests 1,230 1,220 Change in operating assets and liabilities (269,720) (162,582) Net cash provided by (used in) operating activities 57,689 (27,198) Cash flows from investing activities: Net cash used in investing activities (128,446) (298,590) Cash flows from financing activities: Net cash provided by financing activities 69,544 250,176 Effect of foreign currency on cash, cash equivalents and restricted cash 1,311 73 Net increase (decrease) in cash, cash equivalents and restricted cash 98 (75,539) Cash, cash equivalents and restricted cash, beginning of year 104,739 180,278 Cash, cash equivalents and restricted cash, end of year $104,837 $104,739

9 9 Segment Financial Information (Unaudited, dollars in thousands) Three Months Ended December 31, 2020 2019 Capital Markets segment: Revenues - Services and fees $170,949 $103,975 Trading income and fair value adjustments on loans 140,160 34,733 Interest income - Loans and securities lending 30,116 23,074 Total revenues 341,225 161,782 Selling, general and administrative expenses (92,260) (64,501) Interest expense - Securities lending and loan participations sold (11,782) (9,565) Depreciation and amortization (981) (1,100) Segment income 236,202 86,616 Auction and Liquidation segment: Revenues - Services and fees 13,761 (47,385) Revenues - Sale of goods 1,906 2,990 Total revenues 15,667 (44,395) Direct cost of services (4,324) (11,712) Cost of goods sold (406) (3,024) Selling, general and administrative expenses (3,477) (1,685) Depreciation and amortization — (2) Segment income (loss) 7,460 (60,818) Financial Consulting segment: Revenues - Services and fees 26,480 20,109 Selling, general and administrative expenses (19,476) (15,379) Depreciation and amortization (131) (66) Segment income 6,873 4,664 Three Months Ended December 31, 2020 2019 Principal Investments – United Online and magicJack segment: Revenues - Services and fees 20,629 22,764 Revenues - Sale of goods 754 922 Total revenues 21,383 23,686 Direct cost of services (4,926) (5,398) Cost of goods sold (612) (716) Selling, general and administrative expenses (6,000) (5,846) Depreciation and amortization (2,545) (2,939) Segment income 7,300 8,787 Brands segment: Revenues - Services and fees 5,451 4,055 Selling, general and administrative expenses (682) (881) Depreciation and amortization (715) (507) Segment income 4,054 2,667 Consolidated operating income from reportable segments $261,889 $41,916

10 10 Segment Financial Information (Unaudited, dollars in thousands) Year Ended December 31, 2020 2019 Capital Markets segment: Revenues - Services and fees $412,222 $264,703 Trading income and fair value adjustments on loans 104,018 106,463 Interest income - Loans and securities lending 102,499 77,221 Total revenues 618,739 448,387 Selling, general and administrative expenses (267,330) (239,716) Restructuring (charge) recovery (917) 4 Interest expense - Securities lending and loan participations sold (42,451) (32,144) Depreciation and amortization (4,266) (4,858) Segment income 303,775 171,673 Auction and Liquidation segment: Revenues - Services and fees 63,101 18,296 Revenues - Sale of goods 25,663 4,220 Total revenues 88,764 22,516 Direct cost of services (40,730) (33,295) Cost of goods sold (9,766) (4,016) Selling, general and administrative expenses (12,357) (10,731) Restructuring charge (140) — Depreciation and amortization (2) (7) Segment income (loss) 25,769 (25,533) Financial Consulting segment: Revenues - Services and fees 91,622 76,292 Selling, general and administrative expenses (68,232) (58,226) Restructuring charge (500) — Depreciation and amortization (347) (252) Segment income 22,543 17,814 Year Ended December 31, 2020 2019 Principal Investments – United Online and magicJack segment: Revenues - Services and fees 83,666 97,147 Revenues - Sale of goods 3,472 3,715 Total revenues 87,138 100,862 Direct cost of services (19,721) (25,529) Cost of goods sold (2,694) (3,559) Selling, general and administrative expenses (20,352) (24,256) Restructuring charge — (1,703) Depreciation and amortization (11,011) (12,658) Segment income 33,360 33,157 Brands segment: Revenues - Services and fees 16,458 4,055 Selling, general and administrative expenses (2,889) (881) Impairment of Tradenames (12,500) — Depreciation and amortization (2,858) (507) Segment (loss) income (1,789) 2,667 Consolidated operating income from reportable segments $383,658 $199,778

11 11 Definition of US GAAP to Non - GAAP Financial Measures Certain of the information set forth herein, including operating revenue, adjusted EBITDA, operating adjusted EBITDA, and investment adjusted EBITDA may be considered non - GAAP financial measures . B . Riley Financial believes this information is useful to investors because it provides a basis for measuring the Company's available capital resources, the operating performance of its business and its revenues and cash flow, ( i ) excluding in the case of operating revenues, trading income (losses) and fair value adjustments on loans, (ii) excluding in the case of adjusted EBITDA, net interest expense, provisions for or benefit from income taxes, depreciation, amortization, fair value adjustment, restructuring costs, impairment of trade names, stock - based compensation and transaction and other expenses, (iii) excluding in the case of operating adjusted EBITDA, aforementioned adjustments for adjusted EBITDA, trading income (losses) and fair value adjustments on loans, and other investment related expenses, and (iv) in the case of investment adjusted EBITDA this includes trading income (losses) and fair value adjustments on loans, net of other investment related expenses, that would normally be included in the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP") . In addition, the Company's management uses these non - GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance, capital resources and cash flow . Non - GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non - financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies .